Exhibit 99.1

Corporate Presentation July 15, 2010

Safe Harbor This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the business, operations and financial condition of Amicus, including but not limited to preclinical and clinical development of Amicus' candidate drug products, the timing and reporting of results from preclinical studies and clinical trials evaluating Amicus' candidate drug products, business development opportunities, and the projected cash position for the Company. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "likely," "should" and "could," and similar expressions or words, identify forward- looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus' forward looking statements due to numerous known and unknown risks and uncertainties, including the "Risk Factors" described in our Annual Report on Form 10-K for the year ended December 31, 2009. Amicus does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made, or to reflect the occurrence of unanticipated events.

Amicus Therapeutics Overview Shares outstanding: As of March 31, 2010 27.6 million Price per share: As of July 6, 2010 $2.18 Market Cap: $60.25 million Cash Position: As of March 31, 2010 $81.4 2010 expected burn: $45-55 million Focused on developing treatments for rare diseases Pioneering use of pharmacological chaperone technology Lead program in Phase 3 for Fabry with results expected mid-2011 Strong financial position Potential for multiple strategic partnership opportunities

AT2220 Alzheimer's Disease Pipeline Building significant rare disease franchise Preclinical Phase 1 Phase 2 Phase 3 AmigalTM Fabry Disease Pompe Disease ERT Combo Therapy ERT Combo Therapy Alzheimer's Disease Monotherapy PliceraTM Gaucher Disease ERT Combo Therapy Parkinson's Disease Expected Key Events for Amigal Complete enrollment US Ph 3 (Study 011) Q410; Results mid- 2011 Initiate EU Ph 3 (Study 012) 2H10 Initiate Amigal-ERT Co-administration Phase 2 Study 2H10

AmigalTM for Fabry Disease

Amigal for Fabry Disease
Phase 3 program is our number one strategic priority

Slide 5

Phase 3 US Registration Trial (Study 011)

Study Design	▪ 6 month trial ▪ Placebo-controlled, double-blind ▪ N=60; ~40 sites globally
Patient Population	▪ Naïve to ERT or off ERT > 6 months ▪ Responsive mutation ▪ 4X normal urine GL-3
Primary Endpoint	▪ Responder analysis: Amigal versus Placebo ▪ Responder = ≥50% reduction in kidney interstitial capillary GL-3
Secondary Endpoints	▪ Urine GL-3 ▪ Glomerular filtration rate ▪ 24-hour urine protein ▪ Safety and tolerability
Status	▪ First patient dosed Q4 09 ▪ Expect to complete enrollment Q4 2010 ▪ Results expected mid-2011

Amicus Therapeutics

Amigal for Fabry Disease Confident in likelihood of success of Phase 3 Strong Phase 2 results using primary endpoint for Phase 3 55% of Phase 2 responders (mutations eligible for Phase 3) met the Phase 3 primary endpoint by week 12 or 24 Increased to 70% by week 48 Phase 3 study design provides confidence in potential for success Strict criteria for enrollment in study Only responsive mutations 4X normal baseline urine GL-3 ERT treatment naive or off for at least 6 months Biopsy methodology significantly improved Amigal treated group will be compared to group treated with placebo

Note: LOCF is last observation carried forward; Responders have mutations eligible for Ph3 Preliminary Data 5/9 7/10 Majority Ph2 Responders Met Primary Endpoint for Ph3 ^50% Reduction in Kidney Interstitial Capillary GL-3 0% 20% 40% 60% 80% 100% 1st Post-Treatment Biopsy Week 12/24 (n=9) 2nd Post-Treatment Biopsy Week 48/LOCF (n=10) Percent of Subjects With ^50% Reduction in Kidney Interstitial Capillary GL-3 0% 20% 40% 60% 80% 100% 1st Post-Treatment Biopsy Week 12/24 (n=6) 2nd Post-Treatment Biopsy Week 48/LOCF (n=7) Number of Subjects With ?50% Reduction in Kidney Interstitial Capillary GL-3

All Responders (n=17) Responders on Phase 3 dose only (n=7) Non-Responders (n=7) -34% -52% Amigal Decreases Urine GL-3 Phase 3 secondary endpoint Note: Median and 25%, 75% quartiles presented; Fabrazyme Phase 3 study reported a 23% reduction in urine GL-3 200% +106% Preliminary Data

Amigal Increases Level of Target Enzyme Note: Males only; Mean and standard error; Responders have mutations eligible for Phase 3 Note: Number of Responders is 14 at baseline and Week 12, 10 at Week 24, and 12 at Week 48. All available data represented. Preliminary Data Responders (n=14) Non-Responders (n=3) 4-5 fold increase 0-2 fold increase Similar increases also observed in kidney and skin

Phase 2 Extension Study Data update presented in February 2010 Phase 2 extension study overview 23 of 26 subjects from original Phase 2 study enrolled Cumulative 70+ patient-years on Amigal 8 subjects on treatment for approximately 2-3 years 11 subjects on treatment for more than 3-4 years 4 subjects on treatment for more than 4 years 19 subjects continue to be treated in Phase 2 extension study Safety Amigal generally well tolerated No drug-related serious adverse events Renal function evaluated by two measures Estimated glomerular filtration rate (eGFR) Proteinuria Encouraging long-term safety and efficacy data Preliminary Data

Renal Function as Measured by eGFR Encouraging comparison versus ERT Mean (SD) annualized change in GFR or eGFR (ml/min/1.73m2/yr) No treatment ERT Amigal Study Branton, 2002 Schwart-ing, 2006 West, 2009 Germain, 2007 Breunig, 2006 West, 2009 Germain, 2007 Breunig, 2006 West, 2009 AT1001 Ph2, ALL AT1001 Ph2, R* N, yrs n=14, 4 yrs n=20, 1 yr n=54, 0.5 yrs n=10, 4.3 yrs n=6, 1.9 yrs n=22, 2.1 yrs n=42, 4.3 yrs n=9, 1.9 yrs n=58, 2.1 yrs n=16, 2.9 yrs n=12, 3.0 yrs Treatment none none none FAB FAB REP FAB FAB REP AT1001 AT1001 # With B-line Proteinuria ^1g N/A 4/20 (e) N/A 10/10 6/6 22/22 0/42 0/9 0/58 1/16 1/12 Mean BL GFR CRI onset 70 85 ~100 79 90** ~135 94 90** 91 91 Notes: Figure modified from West, 2009; West, Breunig and AT1001 data exclude hyperfiltrators;* R= responders with mutations eligible for Ph3 excluding 1 subject previously categorized as a non-responder, ** mean GFR for all subjects in West 2009 prior to ERT was 90 ml/min Preliminary Data

Renal Function as Measured by Proteinuria Responders Demonstrated a Trend Towards Reduction Note: Median and 25%, 75% quartiles presented; Excludes subjects with no baseline value; One responder was LLOQ at baseline and after treatment 10/11 responders demonstrated a reduction Encouraging because ERT has not demonstrated a clear effect on proteinuria Percent Change in 24-hour Urine Protein from Baseline to Last Timepoint -21% +38% Non-Responders (n=2) Responders (n=10) Preliminary Data

Amigal for Fabry Disease Phase 2 summary Amigal was generally well tolerated Treatment with Amigal: Increased levels of target enzyme Lowered kidney interstitial capillary GL-3, the primary endpoint for US Phase 3 registration trial Resulted in potential positive impact on renal function Physicians and patients are continuing long term treatment Potential Amigal Profile First oral therapy for Fabry Possible long term efficacy improvement over ERT Treatment choice for ~ 50% of well-established market Pricing flexibility and ease of manufacturing

Chaperone-ERT Co-administration Therapy

Chaperone-Enzyme Replacement Therapy Co-administration Therapy Potential to significantly enhance ERT safety and efficacy Increase ERT half-life in circulation Increase effectiveness of ERT Improve safety of ERT Decrease quantity of ERT with reduced infusion time and costs Status and next steps Preclinical proof-of-concept established in Fabry and Pompe Plan to initiate Phase 2 clinical study with Amigal and ERT in 2010 Evaluating options to advance programs in Pompe and Gaucher Expansion of PC technology strengthens rare disease franchise

Amigal Increases Fabrazyme® Stability

Slide 16


Denaturation Time Course of Fabrazyme at pH=7.4
100%
50%
0%
% Folded Fabrazyme
0
5
10
15
20
25
Time (hrs)
Fabrazyme alone
+ 10 μM Amigal

Percent folded rhα-Gal (Fabrazyme) ± 10 μM AT1001 at 37 °C

Amicus Therapeutics

Amigal Increases Fabrazyme Tissue Uptake Skin Heart Kidney ?-Gal A Activity ?-Gal A Activity ?-Gal A Activity AT1001 (mg/kg) AT1001 (mg/kg) AT1001 (mg/kg) Untreated 1 mg/kg Fabrazyme 12-wk old ?-Gal A deficient mice Single IV injection of Fabrazyme +/- oral AT1001 30 min before and 2 hrs after injection Tissue collected 7 days after Fabrazyme injection to measure rh?-Gal A activity n=7-8 mice/group; *p<0.05 vs. untreated and #p<0.05 vs. rh?-Gal A alone, t-test Units = nmol/mg protein/hr

Amigal Increases GL-3 Clearance by Fabrazyme Skin Heart Kidney GL-3 (% untreated) GL-3 (% untreated) GL-3 (% untreated) AT1001 (mg/kg) AT1001 (mg/kg) AT1001 (mg/kg) Untreated 1 mg/kg Fabrazyme 12-wk old ?-Gal A deficient mice Single IV injection of Fabrazyme +/- oral AT1001 30 min before and 2 hrs after injection Tissue collected 7 days after Fabrazyme injection to measure rh?-Gal A activity n=7-8 mice/group; *p<0.05 vs. untreated and #p<0.05 vs. rh?-Gal A alone, t-test

Amigal for Fabry Disease Treatment options for all patients 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Other 26.46 168.84 395.01 815.22 1142.82 1351.98 1606.5 1810.62 1996.47 2171.12 2330.14 2486 2638.12 2795.08 2957.86 3122.52 3295.03 3468.84 3645.01 3827.92 Cannibalized 15.54 99.16 231.99 478.78 671.18 794.02 943.5 1063.38 1172.53 1287.88 1482.86 1743 2089.88 2470.92 2861.14 3200.48 3444.97 3659.16 3876.99 4124.08 Amigal Growth 0 0 0 0 0 0 0 0 0 11 99 245 468 718 973 1183 1307 1404 1503 1624 Non-addressable mutations Fabry Patients Addressable mutations Amigal Monotherapy Amigal-ERT Combo Therapy Fabry Market (2008) is $670MM+ with 18%+ CAGR Potential to treat entire patient population (1) Sales and CAGR based on 2008 company 10Ks; (2) Future market growth extrapolated from JP Morgan, AG Edwards, SG Cowen and Credit Suisse projections through 2010

CNS Diseases

Parkinson's Disease & Gaucher Disease An established genetic link Gaucher carriers have an estimated 5-fold increased risk for Parkinson's disease Multiple independent studies in different populations Mutations in the gene (GBA) now considered most common genetic risk factor for Parkinson's disease The New England Journal of Medicine N Engl J Med 2009;361:1651-61

Significant Advancements in Parkinson's Increasing GCase leads to synuclein reduction Untreated PC-Treated Vehicle 3 weeks 15 weeks 15 weeks Synuclein Synuclein/NeuN Established proof-of-concept in Parkinson's animal models Prevention of synuclein accumulation in the brain Improvement in behavior and motor function

Alzheimer's Disease Program Pharmacological chaperone approach ^-amyloid and P-Tau are hallmarks of Alzheimer's disease Potential to use pharmacological chaperones to increase activity of target enzymes and decrease ^-amyloid and P-tau Apparent link between various lysosomal enzymes and accumulation of ^-amyloid and P-Tau deposits in the brain Proceedings of the National Academy of Science Proc Natl Acad Sci USA 2009;106:8332-7

Amicus Therapeutics Prioritizing execution of Amigal Phase 3 program Focused on rare disease opportunities Exploring multiple strategic partnership opportunities to build on financial strength Committed to building shareholder value in 2010

Corporate Presentation July 15, 2010